Exhibit 99.1

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q09 HISTORICAL

Page Number

Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Summary	6

Regional Consumer Banking	7 - 8
North America	9 - 10
EMEA	11 - 12
Latin America	13 - 14
Asia	15 - 16
Institutional Clients Group (ICG)	17
Securities and Banking	18
Transaction Services	19

Citi Holdings

Income Statement and Balance Sheet Summary	20

Brokerage and Asset Management	21
Local Consumer Lending	22 - 24
Special Asset Pool	25

Reconciliation of Non-GAAP Financial Measures	26 - 28

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

															Full	Full	Full
	1Q	2Q	3Q	4Q	1Q		2Q		3Q		4Q		1Q		Year	Year	Year
	2007	2007	2007	2007	2008		2008		2008		2008		2009		2006	2007	2008

Total Revenues, Net of Interest Expense	$24,646	$25,448	$21,189	$6,017	$12,157		$17,538		$16,258		$5,646		$24,521		$86,327	$77,300	$51,599
Total Operating Expenses	15,121	14,197	13,747	15,672	15,377		15,214		14,007		24,642		11,685		50,301	58,737	69,240
Provision for Loan Losses and for Benefits and Claims	2,810	2,579	4,867	7,661	5,852		7,100		9,067		12,695		10,307		7,537	17,917	34,714
Income (Loss) from Continuing Operations before Income Taxes	6,715	8,672	2,575	(17,316)	(9,072)		(4,776)		(6,816)		(31,691)		2,529		28,489	646	(52,355)
Income Taxes	1,797	2,572	478	(7,393)	(3,886)		(2,447)		(3,295)		(10,698)		835		7,749	(2,546)	(20,326)
Income (Loss) from Continuing Operations	$4,918	$6,100	$2,097	$(9,923)	$(5,186)		$(2,329)		$(3,521)		$(20,993)		$1,694		$20,740	$3,192	$(32,029)
Income (Loss) from Discontinued Operations, net of Taxes	141	225	117	225	59		(94)		613		3,424		(117)		1,087	708	4,002
Net Income (Loss) before Attribution of Noncontrolling Interests	5,059	6,325	2,214	(9,698)	(5,127)		(2,423)		(2,908)		(17,569)		1,577		21,827	3,900	(28,027)
Net Income (Loss) Attributable to Noncontrolling Interests	47	99	2	135	(16)		72		(93)		(306)		(16)		289	283	(343)
Citigroup’s Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)		$(2,495)		$(2,815)		$(17,263)		$1,593		$21,538	$3,617	$(27,684)

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$0.96	$1.18	$0.41	$(2.05)	$(1.04	)(1)	$(0.53	)(1)	$(0.72	)(1)	$(4.04	)(1)	$(0.16	)(1)	$4.05	$0.53	$(6.37)
Citigroup’s Net Income (Loss)	$0.99	$1.23	$0.43	$(2.00)	$(1.03	)(1)	$(0.55	)(1)	$(0.61	)(1)	$(3.40	)(1)	$(0.18	)(1)	$4.27	$0.67	$(5.61)
Shares (in millions):
Average Basic	4,877.0	4,898.3	4,916.1	4,931.9	5,085.6		5,287.4		5,341.8		5,346.9		5,385.0		4,887.3	4,905.8	5,265.4
Average Diluted	4,967.9	4,992.9	5,010.9	5,009.3	5,591.1		5,800.0		5,867.3		5,922.0		5,969.1		4,986.1	4,995.3	5,795.1
Common Shares Outstanding, at period end	4,946.4	4,974.6	4,981.1	4,994.6	5,249.8		5,445.4		5,449.5		5,450.1		5,512.8

Preferred Dividends - Basic (in millions) (2)	$16	$14	$6	$—	$83		$361		$389		$862		$1,221		$68	$36	$1,695
Preferred Dividends - Diluted (in millions) (2)	$16	$14	$6	$—	$17		$91		$119		$591		$951		$68	$36	$818

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations	$4,902	$6,086	$2,091	$(9,923)	$(5,269)		$(2,690)		$(3,910)		$(21,892)		$(865	)(3)	$20,672	$3,156	$(33,724)
Citigroup’s Net Income (Loss)	$4,996	$6,212	$2,206	$(9,833)	$(5,194)		$(2,856)		$(3,204)		$(18,162)		$(966	)(3)	$21,470	$3,581	$(29,379)

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$4,902	$6,086	$2,091	$(9,923)	$(5,203	)(1)	$(2,420	)(1)	$(3,640	)(1)	$(21,621	)(1)	$(595)	(1)(3)	$20,672	$3,156	$(32,884	)(1)
Citigroup’s Net Income (Loss)	$4,996	$6,212	$2,206	$(9,833)	$(5,128	)(1)	$(2,586	)(1)	$(2,934	)(1)	$(17,891	)(1)	$(696)	(1)(3)	$21,470	$3,581	$(28,539	)(1)

Financial Ratios:
Tier 1 Capital Ratio	8.26%	7.91%	7.32%	7.12%	7.74%		8.74%		8.19%		11.92%		11.92%
Total Capital Ratio	11.48%	11.23%	10.61%	10.70%	11.22%		12.29%		11.68%		15.70%		15.61%
Leverage Ratio	4.84%	4.37%	4.13%	4.03%	4.39%		5.04%		4.70%		6.08%		6.60%
Return on Common Equity	17.1%	20.1%	6.9%	(32.4)%	(18.6)%		(10.4)%		(12.2)%		(85.3)%		(5.6)%		22.3%	18.8%	2.9%

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,020.8	$2,220.7	$2,358.1	$2,187.5	$2,199.7		$2,100.4		$2,050.1		$1,938.5		$1,822.6
Trading Account Assets	460.1	538.3	581.2	539.0	578.4		505.4		457.5		377.6		335.2
Total Loans	693.3	742.9	774.0	778.0	789.8		746.8		717.0		694.2		657.3
Total Deposits	738.5	771.8	812.9	826.2	831.2		803.6		780.3		774.2		762.7
Citigroup’s Stockholders’ Equity	121.9	127.6	127.0	113.4	128.1		136.4		126.1		141.6		143.9
Equity and Trust Securities	131.3	137.8	138.7	137.2	152.0		160.1		149.7		165.5		168.5
Book Value Per Share	$24.45	$25.53	$25.45	$22.71	$20.70		$20.01		$18.10		$13.02		$12.64

Direct Staff (in thousands)	343	361	371	375	369		363		352		323		309

(1)         The Company adopted FSP EITF 03-6-1 on January 1,  2009.  All prior periods have been restated to conform to the current presentation.  The Diluted EPS calculation for the first, second, third and fourth quarters of 2008, and the 2009 first quarter, utilizes Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(2)         Beginning in the fourth quarter of 2008, preferred stock dividends (subject to declaration) will vary quarter-to-quarter due to Series E being declared on a semi-annual basis compared to a quarterly basis for all other series.

(3)       The first quarter of 2009 Income available to common shareholders includes a reduction of $1.285 billion related to the conversion price reset (triggered on January 23, 2009) pursuant to Citigroup’s prior agreement with the purchasers of the $12.5 billion convertible preferred stock issued in a private offering in January 2008, the conversion price was reset from $31.62 per share to $26.35 per share. The reset will result in Citigroup’s issuing approximately 79 million additional common shares when the preferred stock is converted. There is no impact to net income, total stockholders’ equity or capital ratios due to the reset. However, the reset resulted in a reclassification from Retained earnings to Additional paid-in capital of $1.285 billion and a reduction in Income available to common shareholders of $1.285 billion.  Income available to common shareholders for the fourth quarter of 2008 and first quarter of 2009 includes a reduction of $ 37 million and $53 million, respectively, related to the preferred stock Series H quarterly discount accretion.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008
Revenues
Interest revenue	$27,417	$29,865	$32,236	$31,829	$29,161	$27,337	$26,130	$23,871	$20,583	$93,611	$121,347	$106,499
Interest expense	17,192	18,794	20,391	19,581	16,073	13,351	12,726	10,600	7,657	55,683	75,958	52,750
Net interest revenue	10,225	11,071	11,845	12,248	13,088	13,986	13,404	13,271	12,926	37,928	45,389	53,749

Commissions and fees	5,488	6,359	3,717	4,504	1,341	5,799	3,208	18	4,168	18,850	20,068	10,366
Principal transactions	3,166	2,498	(323)	(17,688)	(6,632)	(5,802)	(3,013)	(7,154)	3,670	7,990	(12,347)	(22,601)
Administrative and other fiduciary fees	1,941	2,203	2,318	2,398	2,201	2,197	2,081	1,743	1,606	6,903	8,860	8,222
Realized gains (losses) on investments	473	119	263	313	(119)	(139)	(605)	(1,198)	9	1,791	1,168	(2,061)
Insurance premiums	730	743	772	817	843	847	823	708	755	2,769	3,062	3,221
Other revenue	2,623	2,455	2,597	3,425	1,435	650	360	(1,742)	1,387	10,096	11,100	703
Total non-interest revenues	14,421	14,377	9,344	(6,231)	(931)	3,552	2,854	(7,625)	11,595	48,399	31,911	(2,150)
Total revenues, net of interest expense	24,646	25,448	21,189	6,017	12,157	17,538	16,258	5,646	24,521	86,327	77,300	51,599

Provisions for Credit Losses and for Benefits and Claims
Net credit losses (NCLs)	1,942	1,942	2,453	3,589	3,638	4,310	4,920	6,143	7,282	6,863	9,926	19,011
Net build / (Release)	607	440	2,128	3,731	1,939	2,673	4,023	6,028	2,633	(543)	6,906	14,663
Provision for loan losses	2,549	2,382	4,581	7,320	5,577	6,983	8,943	12,171	9,915	6,320	16,832	33,674
Policyholder benefits and claims	261	197	236	241	275	260	274	594	332	967	935	1,403
Provision for unfunded lending commitments	—	—	50	100	—	(143)	(150)	(70)	60	250	150	(363)
Total provisions for credit losses and for benefits and claims	2,810	2,579	4,867	7,661	5,852	7,100	9,067	12,695	10,307	7,537	17,917	34,714

Operating Expenses
Compensation and benefits	8,434	8,491	7,217	8,563	8,562	8,692	7,544	6,298	6,235	29,752	32,705	31,096
Premises and Equipment	1,112	1,164	1,275	1,286	1,294	1,347	1,342	1,334	1,083	5,794	4,837	5,317
Technology / communication expense	1,250	1,403	1,429	1,538	1,500	1,519	1,515	1,459	1,142	3,741	5,620	5,993
Advertising and marketing expense	578	716	737	698	601	616	496	475	334	2,471	2,729	2,188
Restructuring-related items	1,377	63	35	53	15	(44)	8	1,571	(13)	—	1,528	1,550
Other operating	2,370	2,360	3,054	3,534	3,405	3,084	3,102	13,505	2,904	8,543	11,318	23,096
Total operating expenses	15,121	14,197	13,747	15,672	15,377	15,214	14,007	24,642	11,685	50,301	58,737	69,240

Income (Loss) from Continuing Operations before
Income Taxes	6,715	8,672	2,575	(17,316)	(9,072)	(4,776)	(6,816)	(31,691)	2,529	28,489	646	(52,355)
Provision (benefits) for income taxes	1,797	2,572	478	(7,393)	(3,886)	(2,447)	(3,295)	(10,698)	835	7,749	(2,546)	(20,326)

Income (Loss) from Continuing Operations	4,918	6,100	2,097	(9,923)	(5,186)	(2,329)	(3,521)	(20,993)	1,694	20,740	3,192	(32,029)
Discontinued Operations (1)
Income (Loss) from Discontinued Operations	206	362	176	308	54	337	507	(114)	(152)	1,177	1,052	784
Gain (Loss) on Sale	—	—	—	—	—	(517)	9	3,647	(12)	219	—	3,139
Provision (benefits) for income taxes	65	137	59	83	(5)	(86)	(97)	109	(47)	309	344	(79)
Income (Loss) from Discontinued Operations, net	141	225	117	225	59	(94)	613	3,424	(117)	1,087	708	4,002
Net Income (Loss) before attribution of Minority Interests	5,059	6,325	2,214	(9,698)	(5,127)	(2,423)	(2,908)	(17,569)	1,577	21,827	3,900	(28,027)
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	47	99	2	135	(16)	72	(93)	(306)	(16)	289	283	(343)
Citigroup’s Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$21,538	$3,617	$(27,684)

(1)	Discontinued Operations includes:
	a)	The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.
	b)	The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.
	c)	The announced sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2009
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,421	$30,635	$38,226	$38,206	$30,837	$44,824	$63,026	$29,253	$31,063
Deposits with banks	44,906	70,897	58,713	69,366	73,318	67,945	78,670	170,331	159,503
Fed funds sold and securities borr’d or purch under agree. to resell	303,925	348,129	383,217	274,066	239,006	220,169	225,409	184,133	179,603
Brokerage receivables	51,976	61,144	69,062	57,359	65,653	62,492	80,532	44,278	43,329
Trading account assets	460,065	538,316	581,220	538,984	578,437	505,439	457,462	377,635	335,222
Investments
Available-for-sale and non-marketable equity securities	286,566	257,879	240,827	215,007	204,154	232,527	205,730	191,561	178,046
Held-to-maturity	1	1	1	1	1	1	1	64,459	60,760
Total Investments	286,567	257,880	240,828	215,008	204,155	232,528	205,731	256,020	238,806
Loans, net of unearned income
Consumer	519,105	551,223	570,891	592,307	596,987	571,238	543,436	519,673	489,805
Corporate	174,239	191,701	203,078	185,686	192,856	175,552	173,519	174,543	167,487
Loans, net of unearned income	693,344	742,924	773,969	777,993	789,843	746,790	716,955	694,216	657,292
Allowance for loan losses	(9,510)	(10,381)	(12,728)	(16,117)	(18,257)	(20,777)	(24,005)	(29,616)	(31,703)
Total loans, net	683,834	732,543	761,241	761,876	771,586	726,013	692,950	664,600	625,589
Goodwill	34,229	39,080	39,798	41,053	43,471	42,386	39,662	27,132	26,410
Intangible assets (other than MSR’s)	10,498	12,903	13,694	14,307	16,229	15,608	15,118	14,159	13,612
Mortgage servicing rights (MSR’s)	8,832	10,072	9,957	8,380	7,716	8,934	8,346	5,657	5,481
Other assets	111,562	119,116	162,159	168,875	169,289	161,101	164,598	165,272	163,960
Assets of discontinued operations held for sale	—	—	—	—	—	12,946	18,627	—	—
Total assets	$2,020,815	$2,220,715	$2,358,115	$2,187,480	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578

Liabilities
Non-interest-bearing deposits in U.S. offices	$39,296	$41,740	$38,842	$40,859	$43,779	$49,636	$61,694	$60,070	$83,245
Interest-bearing deposits in U.S. offices	198,840	196,481	211,147	225,198	226,285	210,916	215,423	229,906	214,673
Total U.S. Deposits	238,136	238,221	249,989	266,057	270,064	260,552	277,117	289,976	297,918
Non-interest-bearing deposits in offices outside the U.S.	36,328	39,132	43,052	43,335	45,230	46,765	46,348	37,412	36,602
Interest-bearing deposits in offices outside the U.S.	464,057	494,408	519,809	516,838	515,914	496,325	456,878	446,797	428,176
Total International Deposits	500,385	533,540	562,861	560,173	561,144	543,090	503,226	484,209	464,778

Total deposits	738,521	771,761	812,850	826,230	831,208	803,642	780,343	774,185	762,696
Fed funds purch and securities loaned or sold under agree. to repurch.	393,670	394,143	440,369	304,243	279,561	246,107	250,419	205,293	184,803
Brokerage payables	88,722	96,528	94,830	84,951	95,597	96,432	117,536	70,916	58,950
Trading account liabilities	173,902	217,992	215,623	182,082	201,986	189,468	169,283	167,478	130,826
Short-term borrowings	111,179	167,139	194,304	146,488	135,799	114,445	104,855	126,691	116,389
Long-term debt	310,768	340,077	364,526	427,112	424,959	417,928	393,097	359,593	337,252
Other liabilities (1)	79,120	99,571	102,752	97,619	98,277	90,987	90,801	90,292	85,735
Liabilities of discontinued operations held for sale	—	—	—	—	—	456	14,273	—	—
Total liabilities	$1,895,882	$2,087,211	$2,225,254	$2,068,725	$2,067,387	$1,959,465	$1,920,607	$1,794,448	$1,676,651

Equity
Stockholders’ Equity
Preferred Stock	$1,000	$600	$200	$—	$19,384	$27,424	$27,424	$70,664	$74,246
Common Stock	55	55	55	55	55	57	57	57	57
Additional paid-in capital	17,341	17,725	18,297	18,007	11,131	16,594	16,884	19,165	16,525
Retained earnings	131,244	134,781	134,294	121,769	114,899	110,290	105,340	86,521	86,115
Treasury stock	(23,833)	(22,588)	(22,329)	(21,724)	(10,020)	(9,911)	(9,642)	(9,582)	(5,996)
Accumulated other comprehensive income (loss)	(3,875)	(2,970)	(3,555)	(4,660)	(7,381)	(8,049)	(14,001)	(25,195)	(27,013)
Total Citigroup stockholders’ equity	$121,932	$127,603	$126,962	$113,447	$128,068	$136,405	$126,062	$141,630	$143,934
Noncontrolling Minority interests (Minority Interest)	3,001	5,901	5,899	5,308	4,242	4,515	3,462	2,392	1,993
Total equity	124,933	133,504	132,861	118,755	132,310	140,920	129,524	144,022	145,927
Total liabilities and equity	$2,020,815	$2,220,715	$2,358,115	$2,187,480	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578

(1)                                  Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,100 million for the first and second quarters of 2007, $1,150 million for the third quarter of 2007 and $1,250 million for the fourth quarter of 2007, respectively.

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,250 million for the first quarter of 2008, $1,107 million for the second quarter of 2008, $957 million for the third quarter of 2008, and $887 million for the fourth quarter of 2008, respectively, and $947 million for the first quarter of 2009.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

CITICORP
Regional Consumer Banking
North America	$2,480	$2,366	$2,479	$2,448	$2,334	$2,111	$1,472	$1,847	$2,089	$10,261	$9,773	$7,764
EMEA	330	374	410	473	461	508	498	398	360	1,058	1,587	1,865
Latin America	1,772	1,989	2,098	2,420	2,235	2,371	2,300	1,852	1,791	6,334	8,279	8,758
Asia	1,539	1,655	1,705	2,105	1,944	1,891	1,839	1,613	1,531	5,710	7,004	7,287
Total	6,121	6,384	6,692	7,446	6,974	6,881	6,109	5,710	5,771	23,363	26,643	25,674

Securities and Banking
North America	3,206	2,431	1,894	1,467	3,592	3,507	4,018	(130)	5,244	8,097	8,998	10,987
EMEA	2,182	2,228	1,607	1,739	1,733	1,970	1,395	908	4,221	6,527	7,756	6,006
Latin America	738	753	829	841	681	722	469	497	798	2,378	3,161	2,369
Asia	1,196	1,418	1,517	1,310	1,712	1,207	1,463	1,191	2,161	3,840	5,441	5,573
Total	7,322	6,830	5,847	5,357	7,718	7,406	7,345	2,466	12,424	20,842	25,356	24,935
Transaction Services
North America	331	374	454	487	506	511	540	604	589	1,240	1,646	2,161
EMEA	639	728	783	849	884	947	953	893	844	2,279	2,999	3,677
Latin America	253	278	309	359	340	374	378	347	343	952	1,199	1,439
Asia	458	515	588	693	687	647	695	640	598	1,646	2,254	2,669
Total	1,681	1,895	2,134	2,388	2,417	2,479	2,566	2,484	2,374	6,117	8,098	9,946

Total Citicorp	15,124	15,109	14,673	15,191	17,109	16,766	16,020	10,660	20,569	50,322	60,097	60,555

CITI HOLDINGS
Brokerage and Asset Management	2,465	2,808	2,696	2,690	2,390	2,467	2,094	1,472	1,701	8,909	10,659	8,423
Local Consumer Lending	6,222	6,429	7,194	6,905	7,500	6,224	5,432	5,297	6,453	24,289	26,750	24,453
Special Asset Pool	1,186	1,770	(2,810)	(18,042)	(14,408)	(6,612)	(6,822)	(11,732)	(4,702)	4,724	(17,896)	(39,574)
Total Citi Holdings	9,873	11,007	7,080	(8,447)	(4,518)	2,079	704	(4,963)	3,452	37,922	19,513	(6,698)

Corporate / Other	(351)	(668)	(564)	(727)	(434)	(1,307)	(466)	(51)	500	(1,917)	(2,310)	(2,258)

Total Citigroup - Net Revenues	$24,646	$25,448	$21,189	$6,017	$12,157	$17,538	$16,258	$5,646	$24,521	$86,327	$77,300	$51,599

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$581	$406	$588	$292	$345	$169	$(44)	$(2,048)	$197	$2,605	$1,867	$(1,578)
EMEA	(15)	29	27	55	19	37	31	(37)	(33)	29	96	50
Latin America	420	416	255	525	431	334	102	(4,215)	169	1,715	1,616	(3,348)
Asia	429	487	408	686	536	451	357	392	251	1,644	2,010	1,736
Total	1,415	1,338	1,278	1,558	1,331	991	446	(5,908)	584	5,993	5,589	(3,140)

Securities and Banking
North America	773	623	577	(286)	1,382	646	1,340	(1,093)	2,567	1,285	1,687	2,275
EMEA	565	690	432	(92)	196	376	102	(18)	2,172	1,431	1,595	656
Latin America	332	344	334	426	301	325	227	195	399	1,173	1,436	1,048
Asia	439	372	483	501	627	306	569	471	1,056	1,086	1,795	1,973
Total	2,109	2,029	1,826	549	2,506	1,653	2,238	(445)	6,194	4,975	6,513	5,952
Transaction Services
North America	30	53	65	61	88	61	94	80	138	67	209	323
EMEA	183	210	197	226	278	299	348	321	326	562	816	1,246
Latin America	90	103	123	147	141	151	159	137	160	324	463	588
Asia	190	208	246	324	304	278	317	297	280	621	968	1,196
Total	493	574	631	758	811	789	918	835	904	1,574	2,456	3,353

Total Citicorp	4,017	3,941	3,735	2,865	4,648	3,433	3,602	(5,518)	7,682	12,542	14,558	6,165

CITI HOLDINGS
Brokerage and Asset Management	363	516	388	440	(114)	267	(57)	(860)	58	1,142	1,707	(764)
Local Consumer Lending	1,100	1,254	449	(1,091)	125	(1,206)	(2,285)	(4,888)	(1,419)	5,885	1,712	(8,254)
Special Asset Pool	598	954	(1,930)	(11,733)	(9,161)	(4,286)	(4,594)	(8,953)	(3,975)	2,413	(12,111)	(26,994)
Total Citi Holdings	2,061	2,724	(1,093)	(12,384)	(9,150)	(5,225)	(6,936)	(14,701)	(5,336)	9,440	(8,692)	(36,012)

Corporate / Other	(1,160)	(565)	(545)	(404)	(684)	(537)	(187)	(774)	(652)	(1,242)	(2,674)	(2,182)

Income (Loss) From Continuing Operations	4,918	6,100	2,097	(9,923)	(5,186)	(2,329)	(3,521)	(20,993)	1,694	20,740	3,192	(32,029)
Discontinued Operations	141	225	117	225	59	(94)	613	3,424	(117)	1,087	708	4,002

Net Income (Loss) Attributable to Noncontrolling Minority Interests	47	99	2	135	(16)	72	(93)	(306)	(16)	289	283	(343)

Citigroup’s Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$21,538	$3,617	$(27,684)

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008
Revenues
Net interest revenue	$5,491	$6,294	$6,723	$7,092	$8,030	$8,634	$8,316	$8,990	$8,187	$20,948	$25,600	$33,970
Non-Interest revenue	9,633	8,815	7,950	8,099	9,079	8,132	7,704	1,670	12,382	29,374	34,497	26,585
Total revenues, net of interest expense	15,124	15,109	14,673	15,191	17,109	16,766	16,020	10,660	20,569	50,322	60,097	60,555

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	535	444	694	1,027	929	1,289	1,317	1,406	1,237	1,696	2,700	4,941
Credit Reserve Build / (Release)	169	332	347	221	474	573	799	1,373	940	18	1,069	3,219
Provision for loan losses	704	776	1,041	1,248	1,403	1,862	2,116	2,779	2,177	1,714	3,769	8,160
Provision for Benefits & Claims	—	(1)	16	1	1	2	—	3	12	4	16	6
Provision for unfunded lending commitments	—	—	26	53	—	(75)	(80)	(36)	32	132	79	(191)
Total provisions for credit losses and for benefits and claims	704	775	1,083	1,302	1,404	1,789	2,036	2,746	2,221	1,850	3,864	7,975
Total operating expenses	9,050	8,993	8,254	10,140	9,326	9,900	8,948	15,359	7,197	32,014	36,437	43,533

Income (Loss) from Continuing Operations before
Income Taxes	5,370	5,341	5,336	3,749	6,379	5,077	5,036	(7,445)	11,151	16,458	19,796	9,047
Provision (benefits) for income taxes	1,353	1,400	1,601	884	1,731	1,644	1,434	(1,927)	3,469	3,916	5,238	2,882

Income (Loss) from Continuing Operations	4,017	3,941	3,735	2,865	4,648	3,433	3,602	(5,518)	7,682	12,542	14,558	6,165
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	16	14	(9)	42	13	21	16	(21)	(3)	66	63	29
Citicorp’s Net Income (Loss)	$4,001	$3,927	$3,744	$2,823	$4,635	$3,412	$3,586	$(5,497)	$7,685	$12,476	$14,495	$6,136

Balance Sheet Data (in billions):

Total EOP Assets	$1,245	$1,399	$1,429	$1,222	$1,225	$1,160	$1,158	$1,002	$958	$1,159	$1,222	$1,002

Average Assets	$1,221	$1,349	$1,453	$1,388	$1,379	$1,307	$1,175	$1,162	$1,037	$1,047	$1,353	$1,256

Total EOP Deposits	$658	$680	$722	$733	$725	$681	$683	$673	$660	$633	$733	$673

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Net Interest Revenue	$3,052	$3,492	$3,591	$3,761	$3,985	$4,220	$4,224	$3,801	$3,613	$12,079	$13,896	$16,230
Non-Interest Revenue	3,069	2,892	3,101	3,685	2,989	2,661	1,885	1,909	2,158	11,284	12,747	9,444
Total Revenues, Net of Interest Expense (1)	6,121	6,384	6,692	7,446	6,974	6,881	6,109	5,710	5,771	23,363	26,643	25,674
Total Operating Expenses	3,608	3,751	3,916	4,350	3,782	4,194	4,029	10,573	3,306	13,741	15,625	22,578
Net Credit Losses	546	468	650	726	863	981	1,096	1,084	1,160	1,680	2,390	4,024
Credit Reserve Build / (Release)	47	331	327	197	450	382	514	724	664	(94)	902	2,070
Provision for Benefits & Claims	—	(1)	15	1	1	2	—	3	12	4	15	6
Provision for Loan Losses and for Benefits and Claims	593	798	992	924	1,314	1,365	1,610	1,811	1,836	1,590	3,307	6,100
Income (loss) from Continuing Operations before Taxes	1,920	1,835	1,784	2,172	1,878	1,322	470	(6,674)	629	8,032	7,711	(3,004)
Income Taxes (benefits)	505	497	506	614	547	331	24	(766)	45	2,039	2,122	136
Income (loss) from Continuing Operations	1,415	1,338	1,278	1,558	1,331	991	446	(5,908)	584	5,993	5,589	(3,140)
Net Income (loss) Attributable to Minority Interests	2	6	5	5	1	4	5	1	—	6	18	11
Net Income (Loss)	$1,413	$1,332	$1,273	$1,553	$1,330	$987	$441	$(5,909)	$584	$5,987	$5,571	$(3,151)

Average Assets (in billions of dollars)	$189	$197	$200	$211	$223	$230	$222	$199	$182	$172	$199	$219
Return on Assets	3.03%	2.71%	2.53%	2.92%	2.40%	1.73%	0.79%	(11.81)%	1.30%	3.48%	2.80%	(1.44)%

Net Credit Losses as a % of Average Loans	2.05%	1.67%	2.22%	2.33%	2.65%	2.99%	3.35%	3.65%	4.14%

Revenue by Business
Retail Banking	$2,894	$3,149	$3,254	$3,574	$3,451	$3,577	$3,531	$3,141	$2,955	$11,800	$12,871	$13,700
Citi-Branded Cards	3,227	3,235	3,438	3,872	3,523	3,304	2,578	2,569	2,816	11,563	13,772	11,974
Total GAAP Revenues	6,121	6,384	6,692	7,446	6,974	6,881	6,109	5,710	5,771	23,363	26,643	25,674
Net Impact of Credit Card Securitization Activity (2), (3)	506	611	609	813	965	1,246	1,892	1,602	1,483	2,515	2,539	5,705
Total Managed Revenues	$6,627	$6,995	$7,301	$8,259	$7,939	$8,127	$8,001	$7,312	$7,254	$25,878	$29,182	$31,379

Income (loss) from Continuing Operations by Business
Retail Banking	$481	$644	$531	$744	$700	$563	$563	$(5,791)	$443	$2,978	$2,400	$(3,965)
Citi-Branded Cards	934	694	747	814	631	428	(117)	(117)	141	3,015	3,189	825
Total	$1,415	$1,338	$1,278	$1,558	$1,331	$991	$446	$(5,908)	$584	$5,993	$5,589	$(3,140)

(1)

For Citi-Branded Cards, the first through fourth quarters of 2007 and first through second quarters of 2008 include releases of $1 million, $0 million, $47 million, $(2) million, $28 million, $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 26 - 28 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	3,904	4,022	4,070	4,266	4,328	4,308	4,255	4,229	4,104
Accounts (in millions)	46.7	46.1	47.3	49.9	50.1	50.7	50.9	50.1	50.1
Average Deposits	$246.0	$253.1	$258.2	$265.7	$273.8	$272.4	$266.0	$254.9	$253.4
Investment Sales (International Only)	$30.2	$32.1	$31.1	$30.5	$25.5	$25.7	$23.0	$16.5	$15.3
Investment AUMs	$138.6	$143.4	$150.5	$151.4	$144.0	$145.0	$127.4	$101.1	$93.5
Average Loans	$65.7	$69.6	$72.8	$78.4	$81.6	$83.9	$83.2	$74.8	$72.3
EOP Loans	$67.0	$71.4	$74.8	$80.0	$82.1	$83.6	$80.2	$76.0	$72.6
Net Interest Revenue as a % of Average Loans	11.10%	11.36%	11.21%	10.92%	11.05%	11.37%	11.60%	12.04%	11.73%
Net Credit Losses as a % of Average Loans	0.53%	0.34%	0.79%	0.90%	1.11%	1.34%	1.51%	1.78%	1.92%
Loans 90+ Days Past Due as a % of EOP Loans	0.83%	0.84%	0.87%	0.88%	1.03%	1.03%	0.99%	0.96%	1.15%

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	59.7	59.1	59.6	61.8	62.0	61.6	61.1	57.7	57.2
Purchase Sales	$65.0	$72.0	$73.5	$79.2	$73.6	$78.3	$75.5	$69.1	$59.6
Average Managed Loans	$107.3	$108.5	$110.4	$114.8	$118.1	$119.2	$118.4	$113.5	$110.6
EOP Managed Loans	$107.2	$110.8	$111.8	$119.8	$118.0	$119.7	$117.5	$115.0	$109.0
Managed Average Yield (2)	14.07%	14.42%	14.62%	14.30%	14.04%	14.14%	14.29%	13.98%	14.67%
Managed Net Interest Revenue as a % of Avg. Managed Loans (3)	9.72%	10.41%	10.54%	10.28%	10.49%	11.20%	11.28%	11.00%	12.31%
Managed Net Credit Losses as a % of Average Managed Loans	4.07%	3.94%	4.28%	4.55%	5.17%	5.89%	6.39%	7.02%	8.53%
Managed Net Credit Margin as a % of Avg. Managed Loans (4)	10.00%	10.23%	10.22%	11.61%	10.08%	9.44%	8.59%	7.56%	7.18%
Managed Loans 90+ Days Past Due as a % of EOP Managed Loans	1.66%	1.63%	1.73%	1.89%	2.02%	2.13%	2.24%	2.56%	3.01%

(1)          Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 26 - 28 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(2)          Managed Average Yield is gross interest revenue earned divided by average managed loans.

(3)          Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)          Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 1
(In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Net Interest Revenue	$753	$786	$730	$750	$808	$887	$978	$989	$1,020	$3,889	$3,019	$3,662
Non-Interest Revenue	1,727	1,580	1,749	1,698	1,526	1,224	494	858	1,069	6,372	6,754	4,102
Total Revenues, Net of Interest Expense (1)	2,480	2,366	2,479	2,448	2,334	2,111	1,472	1,847	2,089	10,261	9,773	7,764
Total Operating Expenses	1,512	1,515	1,541	1,833	1,473	1,590	1,444	3,881	1,355	6,033	6,401	8,388
Net Credit Losses	139	102	92	117	145	136	144	190	258	369	450	615
Credit Reserve Build / (Release)	(53)	164	(57)	42	169	126	(9)	177	242	(52)	96	463
Provision for Benefits & Claims	—	(1)	1	(3)	—	2	—	3	12	4	(3)	5
Provision for Loan Losses and for Benefits and Claims	86	265	36	156	314	264	135	370	512	321	543	1,083
Income (loss) from Continuing Operations before Taxes	882	586	902	459	547	257	(107)	(2,404)	222	3,907	2,829	(1,707)
Income Taxes (benefits)	301	180	314	167	202	88	(63)	(356)	25	1,302	962	(129)
Income (loss) from Continuing Operations	581	406	588	292	345	169	(44)	(2,048)	197	2,605	1,867	(1,578)
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$581	$406	$588	$292	$345	$169	$(44)	$(2,048)	$197	$2,605	$1,867	$(1,578)

Average Assets (in billions of dollars)	$41	$40	$37	$37	$40	$38	$32	$32	$32	$37	$39	$36
Return on Assets	5.75%	4.07%	6.30%	3.13%	3.47%	1.79%	(0.55)%	(25.46)%	2.50%	7.04%	4.79%	(4.38)%

Net Credit Losses as a % of Average Loans	2.93%	2.42%	2.31%	3.02%	3.31%	3.42%	3.51%	4.11%	4.99%

Revenue by Business
Retail Banking	$782	$843	$803	$873	$850	$952	$1,004	$964	$882	$3,900	$3,301	$3,770
Citi-Branded Cards	1,698	1,523	1,676	1,575	1,484	1,159	468	883	1,207	6,361	6,472	3,994
Total GAAP Revenues	2,480	2,366	2,479	2,448	2,334	2,111	1,472	1,847	2,089	10,261	9,773	7,764
Net Impact of Credit Card Securitization Activity (2), (3)	506	611	609	813	965	1,246	1,892	1,602	1,483	2,515	2,539	5,705
Total Managed Revenues	$2,986	$2,977	$3,088	$3,261	$3,299	$3,357	$3,364	$3,449	$3,572	$12,776	$12,312	$13,469

Income (loss) from Continuing Operations by Business
Retail Banking	$14	$40	$20	$37	$2	$60	$143	$(1,993)	$81	$649	$111	$(1,788)
Citi-Branded Cards	567	366	568	255	343	109	(187)	(55)	116	1,956	1,756	210
Total	$581	$406	$588	$292	$345	$169	$(44)	$(2,048)	$197	$2,605	$1,867	$(1,578)

(1)

For Citi-Branded Cards, the first through fourth quarters of 2007 and first through second quarters of 2008 include releases of $1 million, $0 million, $47 million, $(2) million, $28 million, $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 26 - 28 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes. See pages 26 - 28 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	993	1,001	1,015	1,046	1,051	1,030	1,010	1,015	1,000
Accounts (in millions)	11.8	11.6	11.9	11.8	11.8	11.7	11.6	11.6	11.9
Investment AUMs	$50.1	$47.0	$47.4	$45.5	$42.3	$41.3	$38.7	$32.3	$30.3
Average Deposits	$117.3	$118.6	$120.6	$121.8	$122.5	$121.6	$120.6	$125.5	$127.9
Average Loans	$2.0	$1.7	$2.0	$2.2	$2.3	$3.4	$4.5	$6.0	$6.9
EOP Loans	$1.9	$1.9	$2.1	$2.2	$2.5	$3.7	$4.9	$6.5	$7.0
Credit Reserve Build / (Release)	$5.4	$(0.7)	$8.4	$19.7	$16.8	$0.5	$36.4	$83.8	$21.0
Net Interest Revenue as a % of Avg. Loans	7.01%	7.68%	8.72%	6.87%	7.36%	5.77%	4.48%	4.53%	3.90%
Net Credit Losses as a % of Avg. Loans	2.70%	4.84%	3.41%	3.24%	4.31%	3.11%	3.03%	3.83%	3.26%
Loans 90+ Days Past Due as a % of EOP Loans	1.04%	1.07%	1.26%	1.42%	1.48%	1.47%	1.10%	1.29%	1.41%

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	32.0	30.6	30.3	30.8	30.7	30.0	29.2	26.1	25.6
Purchase Sales	$46.2	$50.9	$51.1	$53.7	$48.4	$51.6	$49.4	$46.0	$40.1

Average Managed Loans
Securitized	$65.0	$65.6	$67.3	$69.5	$68.8	$71.2	$71.3	$70.2	$67.5
On Balance Sheet	17.1	15.2	13.6	13.1	15.3	12.5	11.8	12.4	14.0
Total	$82.1	$80.8	$80.9	$82.6	$84.1	$83.7	$83.1	$82.6	$81.5

EOP Managed Loans
Securitized	$66.8	$66.9	$69.9	$69.7	$70.8	$71.7	$71.1	$69.5	$68.3
On Balance Sheet	14.2	15.0	11.4	16.6	12.9	11.6	12.6	14.3	12.0
Total	$81.0	$81.9	$81.3	$86.3	$83.7	$83.3	$83.7	$83.8	$80.3

Managed Average Yield (2)	12.11%	12.12%	12.40%	12.09%	11.38%	11.09%	11.55%	11.91%	13.09%
Managed Net Interest Revenue as a % of Avg. Managed Loans (3)	7.75%	7.75%	7.95%	7.73%	7.70%	8.12%	8.64%	9.03%	11.03%
Managed Net Credit Losses as a % of Average Managed Loans	3.68%	3.67%	3.73%	4.17%	4.79%	5.54%	5.90%	6.68%	8.42%
Managed Net Credit Margin as a % of Avg. Managed Loans (4)	7.17%	6.88%	7.42%	7.26%	6.88%	5.96%	5.35%	5.22%	4.91%
Managed Loans 90+ Days Past Due as a % of EOP Managed Loans	1.46%	1.37%	1.51%	1.67%	1.88%	1.96%	2.07%	2.48%	2.95%

(1)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 26 - 28 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(2)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(3)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
EMEA
PAGE 1
(In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Net Interest Revenue	$177	$229	$269	$292	$299	$335	$350	$285	$224	$658	$967	$1,269
Non-Interest Revenue	153	145	141	181	162	173	148	113	136	400	620	596
Total Revenues, Net of Interest Expense	330	374	410	473	461	508	498	398	360	1,058	1,587	1,865
Total Operating Expenses	297	310	318	340	375	395	372	358	256	968	1,265	1,500
Net Credit Losses	21	17	32	43	47	48	55	87	89	65	113	237
Credit Reserve Build / (Release)	51	10	24	11	16	15	33	11	72	(11)	96	75
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	72	27	56	54	63	63	88	98	161	54	209	312
Income (loss) from Continuing Operations before Taxes	(39)	37	36	79	23	50	38	(58)	(57)	36	113	53
Income Taxes (benefits)	(24)	8	9	24	4	13	7	(21)	(24)	7	17	3
Income (loss) from Continuing Operations	(15)	29	27	55	19	37	31	(37)	(33)	29	96	50
Net Income (loss) Attributable to Minority Interests	3	6	4	5	2	4	5	1	—	7	18	12
Net Income (Loss)	$(18)	$23	$23	$50	$17	$33	$26	$(38)	$(33)	$22	$78	$38

Average Assets (in billions of dollars)	$8	$9	$10	$12	$13	$14	$14	$11	$11	$6	$10	$13
Return on Assets	(0.91)%	1.03%	0.91%	1.65%	0.53%	0.95%	0.74%	(1.37)%	(1.22)%	0.37%	0.78%	0.29%

Net Credit Losses as a % of Average Loans	1.45%	1.07%	1.69%	1.94%	2.02%	1.92%	2.13%	4.09%	4.54%

Revenue by Business
Retail Banking	$218	$247	$271	$303	$296	$325	$310	$229	$205	$718	$1,039	$1,160
Citi-Branded Cards	112	127	139	170	165	183	188	169	155	340	548	705
Total	$330	$374	$410	$473	$461	$508	$498	$398	$360	$1,058	$1,587	$1,865

Income (loss) from Continuing Operations by Business
Retail Banking	$(33)	$6	$4	$15	$(8)	$6	$(2)	$(53)	$(41)	$(7)	$(8)	$(57)
Citi-Branded Cards	18	23	23	40	27	31	33	16	8	36	104	107
Total	$(15)	$29	$27	$55	$19	$37	$31	$(37)	$(33)	$29	$96	$50

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	395	393	398	410	450	446	455	446	401
Accounts (in millions)	3.4	3.6	3.7	3.9	4.0	4.1	4.2	4.2	4.2
Average Deposits	$7.8	$8.6	$9.6	$10.4	$11.2	$11.8	$11.3	$9.0	$8.3
Investment Sales	$1.0	$1.0	$1.1	$1.3	$0.9	$0.8	$0.7	$0.3	$0.4
Investment AUMs	$4.9	$6.2	$6.5	$6.8	$6.6	$6.6	$5.6	$4.0	$3.5
Average Loans	$4.4	$4.9	$5.5	$6.6	$6.7	$7.2	$7.3	$5.7	$5.4
EOP Loans	$4.6	$5.3	$5.8	$6.7	$6.9	$7.5	$7.2	$6.3	$5.5
Net Interest Revenue as a % of Average Loans	10.62%	10.94%	11.66%	10.46%	10.50%	10.99%	11.14%	11.04%	9.26%
Net Credit Losses as a % of Average Loans	1.18%	0.69%	1.49%	1.79%	1.80%	1.70%	1.99%	4.41%	4.50%
Loans 90+ Days Past Due as a % of EOP Loans	0.45%	0.42%	0.43%	0.45%	0.48%	0.61%	0.48%	0.75%	1.06%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	1.8	2.0	2.2	2.3	2.5	2.6	2.7	2.8	2.8
Purchase Sales	$1.4	$1.7	$1.9	$2.3	$2.3	$2.6	$2.7	$2.3	$1.8
Average Loans	$1.5	$1.7	$2.0	$2.3	$2.6	$2.9	$3.1	$2.7	$2.5
EOP Loans	$1.6	$1.9	$2.1	$2.5	$2.7	$3.1	$3.1	$2.8	$2.5
Average Yield (1)	23.80%	23.59%	23.64%	23.53%	20.70%	19.70%	19.30%	19.45%	19.67%
Net Interest Revenue as a % of Avg. Loans (2)	16.51%	21.70%	21.42%	20.05%	19.16%	19.14%	18.76%	18.25%	16.09%
Net Credit Losses as a % of Average Loans	2.24%	2.16%	2.26%	2.35%	2.61%	2.47%	2.45%	3.43%	4.62%
Net Credit Margin as a % of Avg. Loans (3)	27.72%	27.06%	25.69%	26.48%	22.94%	22.92%	21.82%	21.07%	20.23%
Loans 90+ Days Past Due as a % of EOP Loans	0.92%	0.69%	0.74%	0.84%	0.75%	0.61%	1.12%	1.28%	2.22%

(1)	Average Yield is gross interest revenue earned divided by average loans.
(2)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(3)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 1 (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Net Interest Revenue	$1,149	$1,413	$1,482	$1,523	$1,636	$1,741	$1,669	$1,345	$1,251	$3,928	$5,567	$6,391
Non-Interest Revenue	623	576	616	897	599	630	631	507	540	2,406	2,712	2,367
Total Revenues, Net of Interest Expense	1,772	1,989	2,098	2,420	2,235	2,371	2,300	1,852	1,791	6,334	8,279	8,758
Total Operating Expenses	981	1,086	1,193	1,243	945	1,238	1,292	5,382	911	3,629	4,503	8,857
Net Credit Losses	242	190	365	392	466	555	640	544	541	656	1,189	2,205
Credit Reserve Build / (Release)	8	159	224	113	237	157	301	421	166	203	504	1,116
Provision for Benefits & Claims	—	—	14	4	1	—	—	—	—	—	18	1
Provision for Loan Losses and for Benefits and Claims	250	349	603	509	704	712	941	965	707	859	1,711	3,322
Income (loss) from Continuing Operations before Taxes	541	554	302	668	586	421	67	(4,495)	173	1,846	2,065	(3,421)
Income Taxes (benefits)	121	138	47	143	155	87	(35)	(280)	4	131	449	(73)
Income (loss) from Continuing Operations	420	416	255	525	431	334	102	(4,215)	169	1,715	1,616	(3,348)
Net Income (loss) Attributable to Minority Interests	—	—	1	—	—	—	—	—	—	—	1	—
Net Income (Loss)	$420	$416	$254	$525	$431	$334	$102	$(4,215)	$169	$1,715	$1,615	$(3,348)

Average Assets (in billions of dollars)	$58	$62	$64	$69	$74	$80	$81	$69	$56	$53	$63	$76
Return on Assets	2.94%	2.69%	1.57%	3.02%	2.34%	1.68%	0.50%	(24.30)%	1.22%	3.24%	2.56%	(4.41)%

Net Credit Losses as a % of Average Loans	4.48%	2.99%	5.32%	5.27%	6.08%	6.90%	7.79%	7.71%	8.30%

Revenue by Business
Retail Banking	$878	$947	$1,027	$1,127	$1,053	$1,060	$1,067	$917	$893	$3,481	$3,979	$4,097
Citi-Branded Cards	894	1,042	1,071	1,293	1,182	1,311	1,233	935	898	2,853	4,300	4,661
Total	$1,772	$1,989	$2,098	$2,420	$2,235	$2,371	$2,300	$1,852	$1,791	$6,334	$8,279	$8,758

Income (loss) from Continuing Operations by Business
Retail Banking	$183	$226	$148	$255	$312	$149	$112	$(4,073)	$180	$1,033	$812	$(3,500)
Citi-Branded Cards	237	190	107	270	119	185	(10)	(142)	(11)	682	804	152
Total	$420	$416	$255	$525	$431	$334	$102	$(4,215)	$169	$1,715	$1,616	$(3,348)

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	1,972	2,084	2,107	2,193	2,196	2,201	2,155	2,128	2,065
Accounts (in millions)	16.9	16.0	16.5	17.4	17.3	17.8	17.8	17.5	17.2
Average Deposits	$34.2	$38.0	$39.0	$40.3	$41.9	$41.9	$41.5	$35.6	$34.1
Investment Sales	$18.3	$17.5	$16.2	$13.2	$14.6	$15.4	$16.2	$13.4	$11.5
Investment AUMs	$35.5	$37.8	$39.5	$40.0	$40.8	$44.0	$38.2	$29.0	$26.7
Average Loans	$11.4	$13.4	$14.5	$15.6	$16.5	$17.3	$17.8	$15.9	$15.3
EOP Loans	$11.9	$14.0	$14.9	$15.9	$16.3	$17.3	$17.1	$15.7	$15.4
Net Interest Revenue as a % of Average Loans	19.64%	18.83%	18.33%	17.85%	17.87%	16.34%	15.85%	15.64%	16.33%
Net Credit Losses as a % of Average Loans	0.71%	(0.42)%	1.67%	2.01%	2.44%	2.98%	3.29%	2.83%	2.97%
Loans 90+ Days Past Due as a % of EOP Loans	2.76%	2.62%	2.63%	2.72%	3.39%	3.03%	2.92%	2.46%	2.75%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	12.0	12.3	12.6	13.1	13.0	13.1	13.1	12.9	12.9
Purchase Sales	$5.8	$6.8	$7.4	$8.4	$8.2	$8.8	$8.5	$7.1	$5.9
Average Loans	$10.5	$12.1	$12.7	$13.9	$14.3	$15.0	$14.9	$12.1	$11.1
EOP Loans	$11.4	$12.5	$13.2	$14.4	$14.5	$15.4	$14.0	$11.8	$11.0
Average Yield (1)	28.53%	28.88%	28.36%	26.39%	28.62%	30.58%	29.25%	27.40%	26.47%
Net Interest Revenue as a % of Avg. Loans (2)	23.06%	25.99%	25.37%	23.43%	25.40%	27.83%	25.63%	23.67%	23.24%
Net Credit Losses as a % of Average Loans	8.57%	6.76%	9.50%	8.91%	10.29%	11.42%	13.16%	14.14%	15.67%
Net Credit Margin as a % of Avg. Loans (3)	25.99%	27.78%	23.96%	28.00%	22.92%	23.70%	19.73%	16.64%	17.14%
Loans 90+ Days Past Due as a % of EOP Loans	3.29%	3.68%	3.60%	3.86%	3.74%	4.10%	4.31%	4.80%	5.04%

(1)	Average Yield is gross interest revenue earned divided by average loans.
(2)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(3)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA PAGE 1 (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Net Interest Revenue	$973	$1,064	$1,110	$1,196	$1,242	$1,257	$1,227	$1,182	$1,118	$3,604	$4,343	$4,908
Non-Interest Revenue	566	591	595	909	702	634	612	431	413	2,106	2,661	2,379
Total Revenues, Net of Interest Expense	1,539	1,655	1,705	2,105	1,944	1,891	1,839	1,613	1,531	5,710	7,004	7,287
Total Operating Expenses	818	840	864	934	989	971	921	952	784	3,111	3,456	3,833
Net Credit Losses	144	159	161	174	205	242	257	263	272	590	638	967
Credit Reserve Build / (Release)	41	(2)	136	31	28	84	189	115	184	(234)	206	416
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	185	157	297	205	233	326	446	378	456	356	844	1,383
Income (loss) from Continuing Operations before Taxes	536	658	544	966	722	594	472	283	291	2,243	2,704	2,071
Income Taxes (benefits)	107	171	136	280	186	143	115	(109)	40	599	694	335
Income (loss) from Continuing Operations	429	487	408	686	536	451	357	392	251	1,644	2,010	1,736
Net Income (loss) Attributable to Minority Interests	(1)	—	—	—	(1)	—	—	—	—	(1)	(1)	(1)
Net Income (Loss)	$430	$487	$408	$686	$537	$451	$357	$392	$251	$1,645	$2,011	$1,737
Average Assets (in billions of dollars)	$82	$86	$89	$93	$96	$98	$95	$87	$83	$76	$88	$94
Return on Assets	2.13%	2.27%	1.82%	2.93%	2.25%	1.85%	1.49%	1.79%	1.23%	2.16%	2.29%	1.85%

Net Credit Losses as a % of Average Loans	0.96%	1.00%	0.98%	0.99%	1.13%	1.32%	1.44%	1.66%	1.83%

Revenue by Business
Retail Banking	$1,016	$1,112	$1,153	$1,271	$1,252	$1,240	$1,150	$1,031	$975	$3,701	$4,552	$4,673
Citi-Branded Cards	523	543	552	834	692	651	689	582	556	2,009	2,452	2,614
Total	$1,539	$1,655	$1,705	$2,105	$1,944	$1,891	$1,839	$1,613	$1,531	$5,710	$7,004	$7,287

Income (loss) from Continuing Operations by Business
Retail Banking	$317	$372	$359	$437	$394	$348	$310	$328	$223	$1,303	$1,485	$1,380
Citi-Branded Cards	112	115	49	249	142	103	47	64	28	341	525	356
Total	$429	$487	$408	$686	$536	$451	$357	$392	$251	$1,644	$2,010	$1,736

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	544	544	550	617	631	631	635	640	638
Accounts (in millions)	14.6	14.9	15.2	16.8	17.0	17.1	17.3	16.8	16.8
Average Deposits	$86.7	$87.9	$89.0	$93.2	$98.2	$97.1	$92.6	$84.8	$83.1
Investment Sales	$10.9	$13.6	$13.8	$16.0	$10.0	$9.5	$6.1	$2.8	$3.4
Investment AUMs	$48.1	$52.4	$57.1	$59.1	$54.3	$53.1	$44.9	$35.8	$33.0
Average Loans	$47.9	$49.6	$50.8	$54.0	$56.1	$56.0	$53.6	$47.2	$44.7
EOP Loans	$48.6	$50.2	$52.0	$55.2	$56.4	$55.1	$51.0	$47.5	$44.7
Net Interest Revenue as a % of Average Loans	5.33%	5.57%	5.60%	5.65%	5.72%	5.77%	5.79%	6.44%	6.46%
Net Credit Losses as a % of Average Loans	0.34%	0.36%	0.36%	0.37%	0.50%	0.68%	0.73%	0.85%	0.87%
Loans 90+ Days Past Due as a % of EOP Loans	0.39%	0.39%	0.39%	0.38%	0.39%	0.43%	0.40%	0.45%	0.57%

Citi-Branded Cards Key Indicators (in billions of dollars)

EOP Open Accounts (in millions)	13.9	14.2	14.5	15.6	15.8	15.9	16.1	15.9	15.9
Purchase Sales	$11.6	$12.6	$13.1	$14.8	$14.7	$15.3	$14.9	$13.7	$11.8
Average Loans	$13.2	$13.9	$14.8	$16.0	$17.1	$17.6	$17.3	$16.1	$15.5
EOP Loans	$13.2	$14.5	$15.2	$16.6	$17.1	$17.9	$16.7	$16.6	$15.2
Average Yield (1)	13.75%	14.05%	13.80%	13.91%	13.82%	13.79%	13.64%	13.55%	13.72%
Net Interest Revenue as a % of Avg. Loans (2)	10.52%	10.84%	10.54%	10.61%	10.44%	10.39%	10.25%	10.34%	10.62%
Net Credit Losses as a % of Average Loans	3.18%	3.31%	3.10%	3.06%	3.17%	3.36%	3.63%	4.02%	4.62%
Net Credit Margin as a % of Avg. Loans (3)	12.85%	12.34%	11.70%	17.66%	13.09%	11.54%	12.20%	10.40%	9.94%
Loans 90+ Days Past Due as a % of EOP Loans	1.59%	1.43%	1.43%	1.50%	1.49%	1.53%	1.57%	1.57%	2.04%

(1)   Average Yield is gross interest revenue earned divided by average loans.

(2)   Net Interest Revenue includes certain fees that are recorded as interest revenue.

(3)   Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008
Commissions and Fees	$712	$703	$839	$902	$739	$690	$709	$569	$418	$2,624	$3,156	$2,707
Administration and Other Fiduciary Fees	1,106	1,207	1,324	1,377	1,400	1,433	1,441	1,304	1,248	3,974	5,014	5,578
Investment Banking	1,473	1,383	1,298	1,245	869	1,396	740	324	940	4,272	5,399	3,329
Principal Transactions	2,963	2,336	641	1,072	3,004	1,954	3,122	(1,522)	7,150	5,934	7,012	6,558
Other	310	294	747	(182)	78	(2)	(193)	(914)	468	1,286	1,169	(1,031)
Total Non-Interest Revenue	6,564	5,923	4,849	4,414	6,090	5,471	5,819	(239)	10,224	18,090	21,750	17,141
Net Interest Revenue (including Dividends)	2,439	2,802	3,132	3,331	4,045	4,414	4,092	5,189	4,574	8,869	11,704	17,740
Total Revenues, Net of Interest Expense	9,003	8,725	7,981	7,745	10,135	9,885	9,911	4,950	14,798	26,959	33,454	34,881
Total Operating Expenses	5,442	5,242	4,338	5,790	5,544	5,706	4,919	4,786	3,891	18,273	20,812	20,955
Net Credit Losses	(11)	(24)	44	301	66	308	221	322	77	16	310	917
Provision for Unfunded Lending Commitments	—	—	26	53	—	(75)	(80)	(36)	32	132	79	(191)
Credit Reserve Build / (Release)	122	1	20	24	24	191	285	649	276	112	167	1,149
Provision for Benefits & Claims	—	—	1	—	—	—	—	—	—	—	1	—
Provision for Credit Losses and for Benefits and Claims	111	(23)	91	378	90	424	426	935	385	260	557	1,875
Income (loss) from Continuing Operations before Taxes	3,450	3,506	3,552	1,577	4,501	3,755	4,566	(771)	10,522	8,426	12,085	12,051
Income Taxes (benefits)	848	903	1,095	270	1,184	1,313	1,410	(1,161)	3,424	1,877	3,116	2,746
Income (loss) from Continuing Operations	2,602	2,603	2,457	1,307	3,317	2,442	3,156	390	7,098	6,549	8,969	9,305
Net Income (loss) Attributable to Minority Interests	14	8	(14)	37	12	17	11	(22)	(3)	60	45	18
Net Income (Loss)	$2,588	$2,595	$2,471	$1,270	$3,305	$2,425	$3,145	$412	$7,101	$6,489	$8,924	$9,287

Average Assets (in billions of dollars)	$1,032	$1,152	$1,253	$1,177	$1,156	$1,077	$953	$963	$855	$875	$1,154	$1,037
Return on Assets	1.02%	0.90%	0.78%	0.43%	1.15%	0.91%	1.31%	0.17%	3.37%	0.74%	0.77%	0.90%

Revenue by Region
North America	$3,537	$2,805	$2,348	$1,954	$4,098	$4,018	$4,558	$474	$5,833	$9,337	$10,644	$13,148
EMEA	2,821	2,956	2,390	2,588	2,617	2,917	2,348	1,801	5,065	8,806	10,755	9,683
Latin America	991	1,031	1,138	1,200	1,021	1,096	847	844	1,141	3,330	4,360	3,808
Asia	1,654	1,933	2,105	2,003	2,399	1,854	2,158	1,831	2,759	5,486	7,695	8,242
Total	$9,003	$8,725	$7,981	$7,745	$10,135	$9,885	$9,911	$4,950	$14,798	$26,959	$33,454	$34,881

Income (loss) from Continuing Operations by Region
North America	$803	$676	$642	$(225)	$1,470	$707	$1,434	$(1,013)	$2,705	$1,352	$1,896	$2,598
EMEA	748	900	629	134	474	675	450	303	2,498	1,993	2,411	1,902
Latin America	422	447	457	573	442	476	386	332	559	1,497	1,899	1,636
Asia	629	580	729	825	931	584	886	768	1,336	1,707	2,763	3,169
Total	$2,602	$2,603	$2,457	$1,307	$3,317	$2,442	$3,156	$390	$7,098	$6,549	$8,969	$9,305

Average Loans by Region (in billions)
North America	$176	$194	$209	$211	$202	$192	$179	$185	$174
EMEA	5	7	9	9	9	10	10	8	6
Latin America	11	12	13	13	13	13	13	11	10
Asia	8	9	10	11	12	13	13	11	9
Total	$200	$222	$241	$244	$236	$228	$215	$215	$199

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008
Net Interest Revenue	$1,550	$1,807	$2,016	$2,077	$2,750	$3,100	$2,670	$3,735	$3,168	$5,654	$7,450	$12,255
Non-Interest Revenue	5,772	5,023	3,831	3,280	4,968	4,306	4,675	(1,269)	9,256	15,188	17,906	12,680
Total Revenues, Net of Interest Expense	7,322	6,830	5,847	5,357	7,718	7,406	7,345	2,466	12,424	20,842	25,356	24,935
Total Operating Expenses	4,433	4,148	3,142	4,455	4,284	4,371	3,667	3,477	2,817	14,424	16,178	15,799
Net Credit Losses	(13)	(23)	44	298	65	305	223	306	74	(6)	306	899
Provision for Unfunded Lending Commitments	—	—	26	53	—	(75)	(74)	(36)	32	132	79	(185)
Credit Reserve Build / (Release)	121	7	20	53	23	183	288	632	278	96	201	1,126
Provision for Benefits & Claims	—	—	1	—	—	—	—	—	—	—	1	—
Provision for Loan Losses and for Benefits and Claims	108	(16)	91	404	88	413	437	902	384	222	587	1,840
Income (loss) from Continuing Operations before Taxes	2,781	2,698	2,614	498	3,346	2,622	3,241	(1,913)	9,223	6,196	8,591	7,296
Income Taxes (benefits)	672	669	788	(51)	840	969	1,003	(1,468)	3,029	1,221	2,078	1,344
Income (loss) from Continuing Operations	2,109	2,029	1,826	549	2,506	1,653	2,238	(445)	6,194	4,975	6,513	5,952
Net Income (loss) Attributable to Minority Interests	10	4	(19)	30	4	8	2	(27)	1	57	25	(13)
Net Income (Loss)	$2,099	$2,025	$1,845	$519	$2,502	$1,645	$2,236	$(418)	$6,193	$4,918	$6,488	$5,965

Average Assets (in billions of dollars)	969	1,081	1,181	1,106	1,083	1,004	883	894	796	812	1,085	966
Return on Assets	0.88%	0.75%	0.62%	0.19%	0.93%	0.66%	1.01%	(0.19)%	3.16%	0.61%	0.60%	0.62%

Revenue Details:
Investment Banking:
Advisory (1)	$408	$377	$412	$507	$284	$259	$265	$230	$227	$1,251	$1,704	$1,038
Equity Underwriting	380	375	269	340	158	419	47	5	143	888	1,364	629
Debt Underwriting	770	651	595	486	388	657	306	227	612	2,534	2,502	1,578
Total Investment Banking	1,558	1,403	1,276	1,333	830	1,335	618	462	982	4,673	5,570	3,245
Lending	383	328	584	519	919	(155)	1,262	2,194	(329)	1,225	1,814	4,220
Equity Markets	1,550	1,674	1,131	847	1,161	1,526	550	(359)	2,104	4,116	5,202	2,878
Fixed Income Markets	3,569	3,003	2,528	2,407	4,732	4,439	4,756	468	9,721	9,468	11,507	14,395
Private Bank	575	589	626	683	633	593	563	520	499	1,977	2,473	2,309
Other Securities and Banking	(313)	(167)	(298)	(432)	(557)	(332)	(404)	(819)	(553)	(617)	(1,210)	(2,112)
Total Securities and Banking Revenues	$7,322	$6,830	$5,847	$5,357	$7,718	$7,406	$7,345	$2,466	$12,424	$20,842	$25,356	$24,935

Average Deposits and Other Customer Liability Balances (in millions of dollars)	$3,048	$3,488	$3,575	$3,756	$3,981	$4,214	$4,219	$3,801	$3,611

(1)     Certain of Citigroup’s Advisory activities are included within the Citi Holdings segment.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008
Net Interest Revenue	$889	$995	$1,116	$1,254	$1,295	$1,314	$1,422	$1,454	$1,406	$3,215	$4,254	$5,485
Non-Interest Revenue	792	900	1,018	1,134	1,122	1,165	1,144	1,030	968	2,902	3,844	4,461
Total Revenues, Net of Interest Expense	1,681	1,895	2,134	2,388	2,417	2,479	2,566	2,484	2,374	6,117	8,098	9,946
Total Operating Expenses	1,009	1,094	1,196	1,335	1,260	1,335	1,252	1,309	1,074	3,849	4,634	5,156
Net Credit Losses	2	(1)	—	3	1	3	(2)	16	3	22	4	18
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	(6)	—	—	—	—	(6)
Credit Reserve Build / (Release)	1	(6)	—	(29)	1	8	(3)	17	(2)	16	(34)	23
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	3	(7)	—	(26)	2	11	(11)	33	1	38	(30)	35
Income (loss) from Continuing Operations before Taxes	669	808	938	1,079	1,155	1,133	1,325	1,142	1,299	2,230	3,494	4,755
Income Taxes	176	234	307	321	344	344	407	307	395	656	1,038	1,402
Income (loss) from Continuing Operations	493	574	631	758	811	789	918	835	904	1,574	2,456	3,353
Net Income (loss) Attributable to Minority Interests	4	4	5	7	8	9	9	5	(4)	3	20	31
Net Income (Loss)	$489	$570	$626	$751	$803	$780	$909	$830	$908	$1,571	$2,436	$3,322

Average Assets (in billions of dollars)	$63	$71	$72	$71	$73	$73	$70	$69	$59	$63	$69	$71
Return on Assets	3.15%	3.22%	3.45%	4.20%	4.42%	4.30%	5.17%	4.79%	6.24%	2.49%	3.53%	4.68%

Revenue Details
Treasury and Trade Solutions	$1,148	$1,240	$1,365	$1,532	$1,554	$1,623	$1,720	$1,754	$1,750	$4,191	$5,285	$6,651
Security Services	533	655	769	856	863	856	846	730	624	1,926	2,813	3,295
Total	$1,681	$1,895	$2,134	$2,388	$2,417	$2,479	$2,566	$2,484	$2,374	$6,117	$8,098	$9,946

Average Deposits and Other Customer Liability Balances (in billions)
North America	$51	$60	$55	$62	$62	$53	$55	$78	$76
EMEA	79	88	94	99	105	110	109	106	97
Latin America	12	12	18	20	20	20	19	18	17
Asia	73	79	89	96	96	93	90	90	88
Total	$215	$239	$256	$277	$283	$276	$273	$292	$278

EOP Assets Under Custody (in trillions of dollars)	$10.7	$11.3	$12.7	$13.1	$12.9	$12.8	$11.9	$10.7	$10.3

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008
Revenues
Net interest revenue	$5,138	$5,297	$5,589	$5,773	$5,597	$5,929	$5,766	$5,167	$5,383	$18,297	$21,797	$22,459
Non-interest revenue	4,735	5,710	1,491	(14,220)	(10,115)	(3,850)	(5,062)	(10,130)	(1,931)	19,625	(2,284)	(29,157)
Total revenues, net of interest expense	9,873	11,007	7,080	(8,447)	(4,518)	2,079	704	(4,963)	3,452	37,922	19,513	(6,698)

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	1,407	1,502	1,758	2,563	2,708	3,021	3,603	4,738	6,045	5,161	7,230	14,070
Credit Reserve Build / (Release)	437	108	1,781	3,510	1,466	2,100	3,224	4,654	1,694	(561)	5,836	11,444
Provision for loan losses	1,844	1,610	3,539	6,073	4,174	5,121	6,827	9,392	7,739	4,600	13,066	25,514
Provision for Benefits & Claims	261	198	220	240	274	258	273	591	319	964	919	1,396
Provision for unfunded lending commitments	—	—	24	47	—	(68)	(70)	(34)	28	118	71	(172)
Total provisions for credit losses and for benefits and claims	2,105	1,808	3,783	6,360	4,448	5,311	7,030	9,949	8,086	5,682	14,056	26,738

Total operating expenses	4,654	5,042	5,311	5,480	5,954	5,316	5,136	8,791	4,388	18,084	20,487	25,197

Income (Loss) from Continuing Operations before
Income Taxes	3,114	4,157	(2,014)	(20,287)	(14,920)	(8,548)	(11,462)	(23,703)	(9,022)	14,156	(15,030)	(58,633)
Provision (benefits) for income taxes	1,053	1,433	(921)	(7,903)	(5,770)	(3,323)	(4,526)	(9,002)	(3,686)	4,716	(6,338)	(22,621)

Income (Loss) from Continuing Operations	2,061	2,724	(1,093)	(12,384)	(9,150)	(5,225)	(6,936)	(14,701)	(5,336)	9,440	(8,692)	(36,012)

Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	31	85	10	92	(30)	52	(109)	(285)	(13)	221	218	(372)
Citi Holding’s Net Income (Loss)	$2,030	$2,639	$(1,103)	$(12,476)	$(9,120)	$(5,277)	$(6,827)	$(14,416)	$(5,323)	$9,219	$(8,910)	$(35,640)

Balance Sheet Data (in billions):

Total EOP Assets	$717	$761	$857	$888	$898	$833	$775	$715	$662	$662	$888	$715

Total EOP Deposits	$66	$78	$77	$79	$90	$84	$83	$83	$88	$64	$79	$83

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Net Interest Revenue	$269	$175	$226	$238	$179	$230	$318	$497	$348	$825	$908	$1,224
Non-Interest Revenue	2,196	2,633	2,470	2,452	2,211	2,237	1,776	975	1,353	8,084	9,751	7,199
Total Revenues, Net of Interest Expense	2,465	2,808	2,696	2,690	2,390	2,467	2,094	1,472	1,701	8,909	10,659	8,423
Total Operating Expenses	1,840	2,057	2,051	2,012	2,450	2,002	2,085	2,699	1,546	7,110	7,960	9,236

Net Credit Losses	2	(1)	(1)	—	10	—	1	(1)	2	(25)	—	10
Credit Reserve Build / (Release)	—	1	1	2	1	9	(3)	1	43	—	4	8
Provision for Benefits & Claims	52	26	32	44	52	45	58	50	41	189	154	205
Provision for Loan Losses and for Benefits and Claims	54	26	32	46	63	54	56	50	86	164	158	223
Income (loss) from Continuing Operations before Taxes	571	725	613	632	(123)	411	(47)	(1,277)	69	1,635	2,541	(1,036)
Income Taxes (benefits)	208	209	225	192	(9)	144	10	(417)	11	493	834	(272)
Income (loss) from Continuing Operations	363	516	388	440	(114)	267	(57)	(860)	58	1,142	1,707	(764)
Net Income (loss) Attributable to Minority Interests	—	8	13	14	(11)	49	(98)	(119)	(17)	1	35	(179)
Net Income (Loss)	$363	$508	$375	$426	$(103)	$218	$41	$(741)	$75	$1,141	$1,672	$(585)
EOP Assets (in billions of dollars)	$32	$54	$58	$56	$68	$65	$62	$58	$52	$30	$56	$58

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	$32	$34	$36	$36	$45	$44	$42	$36	$33	$30	$36	$36

EOP Deposits (in billions of dollars)	$40	$38	$37	$46	$54	$50	$53	$58	$59	$42	$46	$58

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Net Interest Revenue	$4,396	$4,528	$4,554	$4,688	$4,596	$4,807	$4,612	$3,888	$3,890	$16,704	$18,166	$17,903
Non-Interest Revenue	1,826	1,901	2,640	2,217	2,904	1,417	820	1,409	2,563	7,585	8,584	6,550
Total Revenues, Net of Interest Expense (1)	6,222	6,429	7,194	6,905	7,500	6,224	5,432	5,297	6,453	24,289	26,750	24,453
Total Operating Expenses	2,624	2,744	3,010	3,079	3,201	3,046	2,847	5,879	2,611	10,227	11,457	14,973

Net Credit Losses	1,407	1,477	1,750	2,160	2,647	2,982	3,487	4,035	4,532	5,064	6,794	13,151
Credit Reserve Build / (Release)	321	144	1,651	3,338	1,294	1,862	2,702	2,734	1,587	(569)	5,454	8,592
Provision for Benefits & Claims	209	172	188	196	222	213	215	541	278	775	765	1,191
Provision for Loan Losses and for Benefits and Claims	1,937	1,793	3,589	5,694	4,163	5,057	6,404	7,310	6,397	5,270	13,013	22,934
Income (loss) from Continuing Operations before Taxes	1,661	1,892	595	(1,868)	136	(1,879)	(3,819)	(7,892)	(2,555)	8,792	2,280	(13,454)
Income Taxes (benefits)	561	638	146	(777)	11	(673)	(1,534)	(3,004)	(1,136)	2,907	568	(5,200)
Income (loss) from Continuing Operations	1,100	1,254	449	(1,091)	125	(1,206)	(2,285)	(4,888)	(1,419)	5,885	1,712	(8,254)
Net Income (loss) Attributable to Minority Interests	8	13	5	8	4	8	1	(1)	5	58	34	12
Net Income (Loss)	$1,092	$1,241	$444	$(1,099)	$121	$(1,214)	$(2,286)	$(4,887)	$(1,424)	$5,827	$1,678	$(8,266)
Average Assets (in billions of dollars)	$481	$508	$500	$493	$480	$478	$456	$431	$408	$402	$496	$461

EOP Assets (in billions of dollars)	$497	$496	$494	$481	$484	$469	$451	$416	$396	$468	$481	$416

Net Credit Losses as a % of Average Loans	1.71%	1.68%	1.91%	2.24%	2.79%	3.16%	3.83%	4.54%	5.35%

North America Retail Partners Cards Supplemental Disclosure - Managed Basis (2)
Total GAAP Revenues	$1,764	$1,815	$1,869	$2,131	$1,881	$1,754	$912	$1,770	$1,527	$7,822	$7,579	$6,317
Net Impact of Credit Card Securitization Activity (2), (3)	421	386	515	387	646	769	1,687	824	968	819	1,709	3,926

Total Managed Revenues	$2,185	$2,201	$2,384	$2,518	$2,527	$2,523	$2,599	$2,594	$2,495	$8,641	$9,288	$10,243

(1)

For Retail Partners Cards, the first through fourth quarters of 2007 and first through third quarters of 2008 and the first quarter of 2009 include releases of $0 million, $107 million, $27 million, $153 million, $30million, $0 million, $23 million, and $213 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 26 - 28 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

See pages 26 - 28 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 2 (In millions of dollars, except branches)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

International Key Indicators

Branches	1,459	1,469	1,478	1,483	1,315	1,190	1,171	1,154	865
Average Loans (in billions of dollars)	$36.0	$44.3	$48.9	$50.7	$50.7	$51.3	$48.7	$42.9	$40.0
EOP Loans (in billions of dollars)	$36.6	$47.9	$49.7	$49.7	$52.1	$51.7	$46.8	$43.0	$39.2
Net Interest Revenue	$1,049	$1,138	$1,145	$1,029	$1,219	$1,149	$1,129	$807	$857
As a % of Average Loans	11.82%	10.30%	9.29%	8.05%	9.67%	9.01%	9.22%	7.48%	8.69%
Net Credit Losses	$491	$526	$651	$559	$662	$698	$737	$738	$832
As a % of Average Loans	5.53%	4.76%	5.28%	4.37%	5.25%	5.47%	6.02%	6.84%	8.44%
Loans 90+ Days Past Due	$743	$887	$903	$773	$892	$987	$1,033	$1,152	$1,362
As a % of EOP Loans	2.03%	1.85%	1.82%	1.56%	1.71%	1.91%	2.21%	2.68%	3.47%

North America Key Indicators - Retail Partners Cards (1)

EOP Open Accounts (in millions)	120.1	119.0	118.2	120.5	117.3	116.5	115.6	111.6	107.6
Purchase Sales (in billions of dollars)	$27.4	$32.3	$31.7	$35.3	$28.2	$31.9	$30.6	$29.5	$23.4
Average Managed Loans (in billions of dollars)
Securitized	$32.4	$31.9	$33.7	$30.3	$37.1	$36.2	$37.5	$35.4	$35.1
Held for Sale	3.0	3.3	3.0	2.7	1.0	1.0	—	—	—
On Balance Sheet	26.3	26.5	26.9	33.9	29.5	29.4	29.2	30.5	28.6
Total	$61.7	$61.7	$63.6	$66.9	$67.6	$66.6	$66.7	$65.9	$63.7

EOP Managed Loans (in billions of dollars)	$60.8	$62.5	$65.1	$69.3	$66.2	$67.0	$66.5	$66.4	$61.1
Managed Average Yield (2)	16.96%	16.86%	16.96%	16.13%	15.97%	15.97%	16.26%	16.26%	17.53%
Managed Net Interest Revenue (3)	$2,084	$2,144	$2,254	$2,231	$2,232	$2,256	$2,354	$2,279	$2,277
As a % of Avg. Managed Loans	13.70%	13.94%	14.06%	13.23%	13.28%	13.62%	14.04%	13.76%	14.50%
Managed Net Credit Losses	$882	$863	$883	$1,054	$1,194	$1,290	$1,458	$1,622	$1,958
As a % of Avg. Managed Loans	5.80%	5.61%	5.51%	6.25%	7.10%	7.79%	8.70%	9.79%	12.47%
Managed Net Credit Margin (4)	$1,272	$1,315	$1,473	$1,438	$1,305	$1,204	$1,118	$937	$507
As a % of Avg. Managed Loans	8.36%	8.55%	9.19%	8.53%	7.76%	7.27%	6.67%	5.66%	3.23%
Managed Loans 90+ Days Past Due	$1,039	$996	$1,117	$1,316	$1,364	$1,402	$1,443	$1,854	$2,015
As a % of EOP Managed Loans	1.71%	1.59%	1.72%	1.90%	2.06%	2.09%	2.17%	2.79%	3.30%

North America Key Indicators (ex Cards)

Branches	2,494	2,431	2,466	2,498	2,517	2,526	2,449	2,347	2,341
Average Loans (in billions of dollars)	$271.1	$280.8	$287.8	$297.1	$301.4	$298.8	$284.6	$280.6	$275.0
EOP Loans (in billions of dollars)	$274.4	$282.8	$293.1	$297.7	$300.1	$285.4	$283.8	$276.2	$270.5
Net Interest Revenue	$2,362	$2,420	$2,438	$2,431	$2,629	$2,759	$2,610	$2,124	$2,173
As a % of Average Loans	3.53%	3.46%	3.36%	3.25%	3.51%	3.71%	3.65%	3.01%	3.20%
Net Credit Losses	$563	$586	$728	$1,047	$1,502	$1,719	$2,104	$2,537	$2,799
As a % of Average Loans	0.84%	0.84%	1.00%	1.40%	2.00%	2.31%	2.94%	3.60%	4.13%
Loans 90+ Days Past Due	$3,806	$4,277	$5,334	$6,397	$7,216	$7,992	$9,451	$11,128	$13,345
As a % of EOP Loans	1.39%	1.51%	1.82%	2.15%	2.40%	2.80%	3.33%	4.03%	4.93%

(1)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 26 - 28 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.
(2)	Managed Average Yield is gross interest revenue earned divided by average managed loans.
(3)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.
(4)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 3 North America (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$202.3	$211.1	$215.3	$221.0	$221.7	$217.4	$206.9	$201.8	$197.7
EOP Loans (in billions of dollars)	$205.7	$212.6	$219.4	$220.4	$219.5	$209.0	$203.7	$198.6	$194.5
Third Party Mortgage Servicing Portfolio (EOP, in billions)	$580.5	$586.8	$577.8	$603.4	$646.9	$654.4	$653.1	$653.8	$599.2
Net Servicing & Gain/(Loss) on Sale	$52.8	$133.2	$172.0	$350.4	$203.7	$(362.7)	$39.9	$24.5	$228.6
Net Interest Revenue on Loans	$1,125	$1,130	$1,104	$1,037	$1,215	$1,290	$1,207	$806	$911
As a % of Avg. Loans	2.26%	2.15%	2.03%	1.86%	2.20%	2.39%	2.32%	1.59%	1.87%
Net Credit Losses	$178	$217	$304	$488	$887	$1,091	$1,405	$1,669	$1,937
As a % of Avg. Loans	0.36%	0.41%	0.56%	0.88%	1.61%	2.02%	2.70%	3.29%	3.97%
Loans 90+ Days Past Due	$2,426	$2,910	$3,836	$4,849	$5,654	$6,457	$7,766	$9,324	$11,475
As a % of EOP Loans	1.18%	1.37%	1.75%	2.20%	2.58%	3.09%	3.81%	4.69%	5.90%

Auto Loans
Average Loans (in billions of dollars)	$16.6	$18.2	$19.1	$20.1	$21.2	$21.0	$20.1	$19.2	$18.0
EOP Loans (in billions of dollars)	$17.7	$18.7	$19.5	$20.9	$21.4	$20.4	$19.7	$18.6	$17.3
Net Interest Revenue on Loans	$343	$360	$365	$376	$395	$395	$376	$353	$314
As a % of Avg. Loans	8.38%	7.93%	7.58%	7.42%	7.49%	7.57%	7.44%	7.31%	7.07%
Net Credit Losses	$139	$101	$147	$208	$228	$196	$259	$359	$301
As a % of Avg. Loans	3.40%	2.23%	3.05%	4.11%	4.33%	3.75%	5.13%	7.44%	6.78%
Loans 90+ Days Past Due	$122	$176	$246	$285	$215	$265	$350	$345	$256
As a % of EOP Loans	0.69%	0.94%	1.26%	1.36%	1.00%	1.30%	1.78%	1.85%	1.48%

Student Loans
Average Loans (in billions of dollars)	$22.5	$20.9	$21.2	$22.0	$24.0	$24.9	$23.0	$25.7	$26.5
EOP Loans (in billions of dollars)	$21.0	$20.1	$21.1	$22.3	$24.5	$21.4	$25.7	$25.6	$26.7
Net Interest Revenue on Loans	$100	$104	$102	$96	$93	$124	$88	$49	$102
As a % of Avg. Loans	1.80%	2.00%	1.91%	1.73%	1.56%	2.00%	1.52%	0.76%	1.56%
Net Credit Losses	$4	$6	$8	$12	$13	$16	$18	$23	$20
As a % of Avg. Loans	0.07%	0.12%	0.15%	0.22%	0.22%	0.26%	0.31%	0.36%	0.31%
Loans 90+ Days Past Due	$879	$806	$776	$721	$796	$699	$662	$703	$829
As a % of EOP Loans	4.19%	4.01%	3.68%	3.23%	3.25%	3.27%	2.58%	2.75%	3.10%

Personal Loans & Other
Average Loans (in billions of dollars)	$15.8	$16.4	$17.4	$18.7	$19.3	$20.6	$22.7	$22.2	$21.3
EOP Loans (in billions of dollars)	$15.9	$16.9	$18.1	$19.3	$19.4	$22.5	$23.0	$21.9	$20.6
Net Interest Revenue on Loans	$653	$687	$729	$774	$785	$806	$816	$791	$713
As a % of Avg. Loans	16.76%	16.80%	16.62%	16.42%	16.36%	15.74%	14.30%	14.17%	13.58%
Net Credit Losses	$243	$262	$269	$334	$373	$414	$413	$474	$536
As a % of Avg. Loans	6.24%	6.41%	6.13%	7.09%	7.77%	8.08%	7.24%	8.49%	10.21%
Loans 90+ Days Past Due	$368	$365	$454	$519	$516	$515	$604	$685	$668
As a % of EOP Loans	2.31%	2.16%	2.51%	2.69%	2.66%	2.29%	2.63%	3.13%	3.24%

Commercial Real Estate
Average Loans (in billions of dollars)	$13.9	$14.2	$14.7	$15.3	$15.0	$15.0	$11.9	$11.7	$11.4
EOP Loans (in billions of dollars)	$14.1	$14.5	$15.0	$14.8	$15.2	$12.1	$11.8	$11.5	$11.3
Net Interest Revenue on Loans	$52	$51	$51	$55	$57	$62	$39	$35	$44
As a % of Avg. Loans	1.52%	1.44%	1.38%	1.43%	1.53%	1.66%	1.30%	1.19%	1.57%
Net Credit Losses	$—	$—	$—	$5	$2	$2	$10	$12	$6
As a % of Avg. Loans	0.00%	0.00%	0.00%	0.13%	0.05%	0.05%	0.33%	0.41%	0.21%
Loans 90+ Days Past Due	$10	$20	$22	$24	$36	$56	$69	$71	$117
As a % of EOP Loans	0.07%	0.14%	0.15%	0.16%	0.24%	0.46%	0.58%	0.62%	1.04%

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
SPECIAL ASSET POOL
(In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2006	2007	2008

Net Interest Revenue	$473	$594	$809	$847	$822	$892	$836	$782	$1,145	$768	$2,723	$3,332
Non-Interest Revenue	713	1,176	(3,619)	(18,889)	(15,230)	(7,504)	(7,658)	(12,514)	(5,847)	3,956	(20,619)	(42,906)
Total Revenues, Net of Interest Expense	1,186	1,770	(2,810)	(18,042)	(14,408)	(6,612)	(6,822)	(11,732)	(4,702)	4,724	(17,896)	(39,574)
Total Operating Expenses	190	241	250	389	303	268	204	213	231	747	1,070	988
Net Credit Losses	(2)	26	9	403	51	39	115	704	1,511	122	436	909
Provision for Unfunded Lending Commitments	—	—	24	47	—	(68)	(70)	(34)	28	118	71	(172)
Credit Reserve Build / (Release)	116	(37)	129	170	171	229	525	1,919	64	8	378	2,844
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	114	(11)	162	620	222	200	570	2,589	1,603	248	885	3,581
Income (loss) from Continuing Operations before Taxes	882	1,540	(3,222)	(19,051)	(14,933)	(7,080)	(7,596)	(14,534)	(6,536)	3,729	(19,851)	(44,143)
Income Taxes (benefits)	284	586	(1,292)	(7,318)	(5,772)	(2,794)	(3,002)	(5,581)	(2,561)	1,316	(7,740)	(17,149)
Income (loss) from Continuing Operations	598	954	(1,930)	(11,733)	(9,161)	(4,286)	(4,594)	(8,953)	(3,975)	2,413	(12,111)	(26,994)
Net Income (loss) Attributable to Minority Interests	23	64	(8)	70	(23)	(5)	(12)	(165)	(1)	162	149	(205)
Net Income (Loss)	$575	$890	$(1,922)	$(11,803)	$(9,138)	$(4,281)	$(4,582)	$(8,788)	$(3,974)	$2,251	$(12,260)	$(26,789)

EOP Assets (in billions of dollars)	$188	$211	$305	$351	$346	$299	$262	$241	$214	$164	$351	$241

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS PAGE 1 (In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of the Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$107.3	$108.5	$110.4	$114.8	$118.1	$119.2	$118.4	$113.5	$110.6
Impact from Credit Card Securitizations	65.0	65.6	67.3	69.5	68.8	71.2	71.3	70.2	67.5
Average Loans	$42.3	$42.9	$43.1	$45.3	$49.3	$48.0	$47.1	$43.3	$43.1

EOP Managed Loans - as disclosed	$107.2	$110.8	$111.8	$119.8	$118.0	$119.7	$117.5	$115.0	$109.0
Impact from Credit Card Securitizations	66.8	66.9	69.9	69.7	70.8	71.7	71.1	69.5	68.3
EOP Loans	$40.4	$43.9	$41.9	$50.1	$47.2	$48.0	$46.4	$45.5	$40.7

Managed Average Yield - as disclosed	14.07%	14.42%	14.62%	14.30%	14.04%	14.14%	14.29%	13.98%	14.67%
Impact from Credit Card Securitizations	(2.04)%	(2.86)%	(2.82)%	(3.16)%	(3.40)%	(4.23)%	(3.96)%	(2.88)%	(2.01)%
Average Yield	16.11%	17.28%	17.44%	17.46%	17.44%	18.37%	18.25%	16.86%	16.68%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	9.72%	10.41%	10.54%	10.28%	10.49%	11.20%	11.28%	11.00%	12.31%
Impact from Credit Card Securitizations	(2.30)%	(3.76)%	(3.56)%	(3.75)%	(3.68)%	(4.26)%	(3.81)%	(3.12)%	(1.99)%
Net Interest Revenue as a % of Avg. Loans	12.02%	14.17%	14.10%	14.03%	14.17%	15.46%	15.09%	14.12%	14.30%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	4.07%	3.94%	4.28%	4.55%	5.17%	5.89%	6.39%	7.02%	8.53%
Impact from Credit Card Securitizations	(0.34)%	0.11%	(0.38)%	(0.26)%	(0.04)%	0.01%	(0.19)%	0.15%	0.66%
Net Credit Losses as a % of Avg. Loans	4.41%	3.83%	4.66%	4.81%	5.21%	5.88%	6.58%	6.87%	7.87%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	10.00%	10.23%	10.22%	11.61%	10.08%	9.44%	8.59%	7.56%	7.18%
Impact from Credit Card Securitizations	(16.39)%	(16.04)%	(16.73)%	(17.46)%	(13.39)%	(12.35)%	(6.48)%	(9.01)%	(11.03)%
Net Credit Margin as a % of Avg. Loans	26.39%	26.27%	26.95%	29.07%	23.47%	21.79%	15.07%	16.57%	18.21%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.66%	1.63%	1.73%	1.89%	2.02%	2.13%	2.24%	2.56%	3.01%
Impact from Credit Card Securitizations	(0.52)%	(0.54)%	(0.69)%	(0.53)%	(0.49)%	(0.59)%	(0.56)%	(0.52)%	(0.62)%
Loans 90+ Days Past Due as a % of EOP Loans	2.18%	2.17%	2.42%	2.42%	2.51%	2.72%	2.80%	3.08%	3.63%

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS PAGE 3 (In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of the Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

For Page 10 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	12.11%	12.12%	12.40%	12.09%	11.38%	11.09%	11.55%	11.91%	13.09%
Impact from Credit Card Securitizations	2.47%	1.84%	2.06%	0.88%	0.92%	1.24%	0.76%	1.58%	1.50%
Average Yield	9.64%	10.28%	10.34%	11.21%	10.46%	9.85%	10.79%	10.33%	11.59%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	7.75%	7.75%	7.95%	7.73%	7.70%	8.12%	8.64%	9.03%	11.03%
Impact from Credit Card Securitizations	1.79%	0.79%	1.60%	0.67%	0.65%	1.17%	0.65%	0.24%	0.08%
Net Interest Revenue as a % of Avg. Loans	5.96%	6.96%	6.35%	7.06%	7.05%	6.95%	7.99%	8.79%	10.95%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	3.68%	3.67%	3.73%	4.17%	4.79%	5.54%	5.90%	6.68%	8.42%
Impact from Credit Card Securitizations	0.70%	1.49%	1.56%	1.17%	1.61%	2.03%	2.23%	2.41%	2.60%
Net Credit Losses as a % of Avg. Loans	2.98%	2.18%	2.17%	3.00%	3.18%	3.51%	3.67%	4.27%	5.82%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.17%	6.88%	7.42%	7.26%	6.88%	5.96%	5.35%	5.22%	4.91%
Impact from Credit Card Securitizations	(29.88)%	(31.03)%	(39.31)%	(37.14)%	(28.84)%	(27.57)%	(6.32)%	(18.30)%	(22.93)%
Net Credit Margin as a % of Avg. Loans	37.05%	37.91%	46.73%	44.40%	35.72%	33.53%	11.67%	23.52%	27.84%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.46%	1.37%	1.51%	1.67%	1.88%	1.96%	2.07%	2.48%	2.95%
Impact from Credit Card Securitizations	(0.53)%	(0.43)%	(1.17)%	(0.68)%	(0.97)%	(1.30)%	(1.10)%	(1.29)%	(1.71)%
Loans 90+ Days Past Due as a % of EOP Loans	1.99%	1.80%	2.68%	2.35%	2.85%	3.26%	3.17%	3.77%	4.66%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS

(In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of the Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009

For Page 23 - Citi Holdings - Local Consumer Lending (page 2):
North America - Retail Partners Cards Key Indicators

EOP Managed Loans - as disclosed	$60.8	$62.5	$65.1	$69.3	$66.2	$67.0	$66.5	$66.4	$61.1
Impact from Credit Card Securitizations	34.8	37.2	37.2	39.4	39.6	39.3	36.8	36.3	37.7
EOP Loans	$26.0	$25.3	$27.9	$29.9	$26.6	$27.7	$29.7	$30.1	$23.4

Managed Average Yield - as disclosed	16.96%	16.86%	16.96%	16.13%	15.97%	15.97%	16.26%	16.26%	17.53%
Impact from Credit Card Securitizations	(1.98)%	(1.65)%	(1.34)%	(1.95)%	1.63%	(0.36)%	0.18%	(0.36)%	(0.38)%
Average Yield	18.94%	18.51%	18.30%	18.08%	14.34%	16.33%	16.08%	16.62%	17.91%

Managed Net Interest Revenue - as disclosed	$2,084	$2,144	$2,254	$2,231	$2,232	$2,256	$2,354	$2,279	$2,277
Impact from Credit Card Securitizations	849	912	1,067	771	1,216	1,140	1,245	1,048	1,015
Net Interest Revenue	$1,235	$1,232	$1,187	$1,460	$1,016	$1,116	$1,109	$1,231	$1,262

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.70%	13.94%	14.06%	13.23%	13.28%	13.62%	14.04%	13.76%	14.50%
Impact from Credit Card Securitizations	(5.34)%	(4.78)%	(3.45)%	(3.86)%	(0.53)%	(1.69)%	(1.11)%	(2.30)%	(3.40)%
Net Interest Revenue as a % of Avg. Loans	19.04%	18.72%	17.51%	17.09%	13.81%	15.31%	15.15%	16.06%	17.90%

Managed Net Credit Losses - as disclosed	$882	$863	$883	$1,054	$1,194	$1,290	$1,458	$1,622	$1,958
Impact from Credit Card Securitizations	531	499	512	501	710	723	811	862	1,058
Net Credit Losses	$351	$364	$371	$553	$484	$567	$647	$760	$900

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	5.80%	5.61%	5.51%	6.25%	7.10%	7.79%	8.70%	9.79%	12.47%
Impact from Credit Card Securitizations	0.37%	0.08%	0.04%	(0.22)%	0.54%	0.02%	(0.13)%	(0.12)%	(0.29)%
Net Credit Losses as a % of Avg. Loans	5.43%	5.53%	5.47%	6.47%	6.56%	7.77%	8.83%	9.91%	12.76%

Managed Net Credit Margin - as disclosed	$1,272	$1,315	$1,473	$1,438	$1,305	$1,204	$1,118	$937	$507
Impact from Credit Card Securitizations	(160)	(150)	(37)	(150)	(97)	9	840	(90)	(165)
Net Credit Margin	$1,432	$1,465	$1,510	$1,588	$1,402	$1,195	$278	$1,027	$672

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	8.36%	8.55%	9.19%	8.53%	7.76%	7.27%	6.67%	5.66%	3.23%
Impact from Credit Card Securitizations	(13.72)%	(13.69)%	(13.08)%	(10.04)%	(11.29)%	(9.13)%	2.87%	(7.75)%	(6.30)%
Net Credit Margin as a % of Avg. Loans	22.08%	22.24%	22.27%	18.57%	19.05%	16.40%	3.80%	13.41%	9.53%

Managed Loans 90+ Days Past Due - as disclosed	$1,039	$996	$1,117	$1,316	$1,364	$1,402	$1,443	$1,854	$2,015
Impact from Credit Card Securitizations	675	655	718	830	920	911	915	1,113	1,333
Loans 90+ Days Past Due	$364	$341	$399	$486	$444	$491	$528	$741	$682

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.71%	1.59%	1.72%	1.90%	2.06%	2.09%	2.17%	2.79%	3.30%
Impact from Credit Card Securitizations	0.32%	0.25%	0.29%	0.27%	0.38%	0.31%	0.39%	0.33%	0.38%
Loans 90+ Days Past Due as a % of EOP Loans	1.39%	1.34%	1.43%	1.63%	1.68%	1.78%	1.78%	2.46%	2.92%

Reclassified to conform to the current period’s presentation.